                                                                 EXHIBIT 10.10.1

SCHEDULE OF NEW YORK BAGEL ENTERPRISES, INC. SALE/LEASEBACK REAL PROPERTY LEASES



PURCHASER/LESSOR
1.   Commercial Equity, Inc.
2.   Commercial Equity, Inc.
3.   Commercial Equity, Inc.
4.   Commercial Equity, Inc.
5.   Commercial Equity, Inc.

RESTAURANT LOCATION
1.   7239 Quaker Avenue, Lubbock, Texas
2.   414 North Perkins Road, Stillwater, Oklahoma
3.   2456 East Sunshine, Springfield, Missouri
4.   3801 General Bruce Drive, Temple, Texas
5.   500 W. Wadley, Midland, Texas

LEASE DATE
1.   November 1, 1997
2.   November 1, 1997
3.   November 1, 1997
4.   February 1, 1998
5.   February 1, 1998

"STATE" - DEFINED TERM
1.   Texas
2.   Oklahoma
3.   Missouri
4.   Texas
5.   Texas

MINIMUM ANNUAL RENT DURING INITIAL TERM
1.   Years     1-5       $49,800.00
               6-10      $54,780.00
               11-15     $60,258.00
2.   Years     1-5       $43,200.00
               6-10      $47,520.00
               11-15     $52,272.00
3.   Years     1-5       $52,800.00
               6-10      $58,080.00
               11-15     $63,888.00
4.   Years     1-5       $49,800.00
               6-10      $54,780.00
               11-15     $60,258.00

5.   Years     1-5       $49,800.00
               6-10      $54,780.00
               11-15     $60,258.00

REPLACEMENT COST
1.   $333,667.00
2.   $300,000.00
3.   $300,000.00
4.   $250,000.00
5.   $350,000.00

MINIMUM ANNUAL RENT DURING EXTENDED TERMS
1.   Years     16-20     $66,283.80
               21-25     $72,912.24
2.   Years     16-20     $57,499.20
               21-25     $63,249.12
3.   Years     16-20     $70,276.80
               21-25     $77,304.48
4.   Years     16-20     $66,283.80
               21-25     $72,912.24
5.   Years     16-20     $66,283.80
               21-25     $72,912.24






                                       2